Exhibit 99.2

Presentation Outline for The Wall Street Analyst Forum on March 2, 2005 in New York

Slide 1 - Multi-Play, Multi-Pay In the Maverick Basin The Wall Street Analyst Forum February 28 - March 2, 2005 New York Roberto R. Thomae Vice President-Capital Markets

Slide 2 - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
- Contact: Roberto R. Thomae, VP-Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2003, and its Form 10-Q for the quarter ended Sept. 30, 2004. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - The State of the E&P Industry "The current business environment indicates that there has rarely been a more compelling time to drill than today." -- Oil & Gas Investor, February 2005

Slide 4 - Why Own TXCO?
-     Dominant Player in Focus Area
-     Proven Exploration Track Record
-     Experienced Exploration Team
-     Multi-Year Project Inventory
       -   Attractive mix of low-risk development and high-upside exploratory projects
-     Multi-Pay Potential from Numerous Productive Intervals
-     Average 68% Working Interest with 54% Operational Control
-     Integrated Upstream/Midstream Assets

Slide 5 - TXCO Profile: Focused Growth

Inset map of Texas showing the location of the Maverick Basin along the border with Mexico.
-  Maverick Basin Focus
     -   Commanding acreage position: 727,000 gross acres (490,000 net)*
     -   3-D covers 544,000 gross acres
-  Full-cycle Exploration Company
     -   Lease g CAEX* prospect generation g drill g produce
-  Balanced Producer with Infrastructure and Operational Control
     -   40% oil
     -   60% gas
     -   91-mile pipeline system
-    2005 CAPEX Target: 67 Wells
-   Highly Experienced Exploration Team
     -   20-30 years of professional experience
     -   Basin-specific expertise

*   See appendix for definition

Slide 6 - TXCO's Growth Strategy

Increase Shareholder Value By:
-  Developing a Multi-Year Inventory Over Large Lease Block Position in Core Area
-  Controlling Exploration/Development Activity and Timetable
-  Applying Advanced Technology to Mitigate Risk
     -   3-D seismic -- fewer dry holes
     -   Horizontal drilling -- higher production rates
     -   Ongoing -- enhanced drilling/completion methods
-  Maintaining Conservative Debt Profile

Slide 7 - TXCO Strategic Alternatives

-  We Seek Alternatives to Help Maximize TXCO's Potential in this Stage of the Cycle
-  Actively Accelerating Our Ongoing Business
-  Strategic Alternatives Include:
    -   Historical focus
         -   Increased access to and lower cost capital
         -   Teaming with well-capitalized industry partners
         -   Selling down interests in selected formations
    -   New options
        -   Merger with complementary E&P company
        -   Outright sale
-  A Sale Is Only One of Many Options!

Slide 8 - TXCO's Maverick Basin Focus Area
Map of Western United States of America with Maverick and Williston Basins indicated, and more detailed map focusing in on TXCO's Maverick Basin lease area
-     727,000-gross acre block
-     68% avg. working interest
-     75% 3-D seismic coverage
-     Seven active plays -- from 1,000' to 22,000'
-     Multi-year drilling inventory -- 1,500+ prospective locations

Slide 9 - Maverick Basin Acreage Growth
Map of TXCO's Maverick Basin leases with counties and the cities of Eagle Pass, Texas, and Piedras Negras, Mexico, marked.
-      Dominant Acreage Position
-      Strong Infrastructure
-     Operational Synergies
-     Early Acreage Aggregator
-     1,100+ Square Mile Block
Chart showing acreage position by year from 1997 through 2004, as follows: 1997 -- 56,400; 1998 -- 65,200; 1999 -- 115,000; 2000 -- 365,000; 2001 -- 372,000; 2002 -- 409,000; 2003 -- 480,000; 2004 -- 554,000, and 1Q05 -- 727,000.

Slide 10 - TXCO's Pipeline/Marketing Synergy
Map of pipeline superimposed over lease location map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compression stations and Delivery points, as well as indicating the relative location of the Eagle Pass and Carrizo Springs communities and Mexico.
-     91-mile system provides:
       -  Higher netback
       -  Market access
       -  Ongoing cost savings
-     35 MMcfd current capacity
-     50% capacity utilization
-     100 MMcfd capacity potential
-     Enhanced basin-wide production monitoring

Slide 11 - TXCO Has 75% 3-D Seismic Coverage
Map of TXCO's Maverick Basin leases with seismic coverage areas marked indicating coverage on TXCO lease block, on adjacent acreage and seismic acquisition pending.
-      TXCO holds over 915 square miles of 3-D seismic data on the Maverick Basin.

Slide 12 - Maverick Basin: Prospect Rich
 Drawing showing geologic formations.
-     Escondido 1,000' +/-
-     Olmos/CBM 1,500' +/-
-     San Miguel 1,800' +/-
-     Georgetown 4,000' +/-
-     Glen Rose Porosity/Reefs/Shoals 5,000' +/-
-     Jurassic 16,000' +/-
-     Maverick Basin has 20+ productive zones

Slide 13 - TXCO Operational Snapshot

-  811,000 Gross Acres in Leasehold/Options at February 2005
   -  Maverick Basin -- 727,000 acres (490,000 net)
   -  Williston Basin -- 84,000 acres (83,000 net)
-  Estimated Reserves* at June 30, 2004
   -  34.1 Bcfe -- 61% proved developed
      -  45% Oil -- 2,570 MBbls
      -  55% Gas -- 18.6 Bcf
      -  20% increase over YE 2003
-  Total 2004 Oil and Gas Sales
   -  4.9 Bcfe -- cumulative sales volumes*
   -  13.4 MMcfe -- average daily sales volumes*
       -  39% Oil
       -  61% Gas
   - 95% from Maverick Basin
*   See appendix for definitions

Slide 14 - 2005 CAPEX Guidance: Multi-Play, Multi-Pay

Slide contains two charts: 1) a pie chart showing budget dollars, number of wells and % for three focus areas and Other; and 2) a bar chart titled 5-Year CAPEX/Drilling Mix.
-      Initial 2005 CAPEX: $29 to $33 million
-      67 proposed wells
1)     Glen Rose Porosity/Reefs/Shoals -- 11 Wells + 3 Re-entries -- $5.3 million -- 18%; Georgetown --         43 Wells -- $18.8 million -- 65%; San Miguel -- 10 Wells -- $2.9 million; and Other -- $2.0 million.
2)     Bar chart showing new wells, drilling and other components of CAPEX by year for the period         2001 through 2004* and estimated for 2005.
                              Number          CAPEX            New drilling as a
              Year        of wells            budget                 % of CAPEX
               2001            25             $17.8 million                 73%
               2002            37             $27.1 million                 52%
               2003            71             $37.5 million                 82%
               2004E          69             $33.4 million                 88%

               2005E          67E           $29+ million                 92%

Slide 15 - Multiple Plays -- Varied Risk Profiles
Pie chart showing Risk components of 2005 drilling as a % of the drilling program.
-     Low Risk - 92%, San Miguel (Pena Creek), Georgetown Fault and Glen Rose Shoal
-     Medium Risk - 7%, Olmos/CBM, Glen Rose Reef and Glen Rose Porosity
-     High Risk -  1%, Jurassic, Sligo and Pearsall

Slide 16 - Georgetown Fault Play: Repeatable Success?
-      Unconventional Gas -- Resource Play
-      Horizontal Drilling -- 3-D Seismic Defined
-      34 Overall Well Completions -- Post Coherency
-      Estimated Cost Per Well: $550,000 to $925,000
-     Gross Reserves Targeted/Well:
       -  Gas -- 1.0 Bcfe +/-
       -  Oil --  50 to 100 MBbls
-     500,000+ Acres Prospective for Georgetown
       -  350,000+/- acres with 3-D seismic/coherency coverage
       -  Target depth 4,000 feet +/-

Slide 17 - Georgetown Fault Play Update
-      2005 Drilling Program
       -   Initial CAPEX -- $18.8 million, 43 wells
            -   Pending ongoing rig availability
            -   Estimated well mix targets:
                 -  60% gas prospects
                 -   40% oil prospects
       -   2 wells drilling currently
-      30 Wells Drilled in 2004
       -   10 gas wells
       -     9 oil wells
       -     1 mechanical failure
       -   10 wells in progress/completion

Slide 18 - Georgetown Fault Play: Repeatable Success
Picture of seismic for Comanche and Hollimon Prospects indicating a 28-mile span. Ellipses indicate Drilled locations.
-     Comanche Prospect -- 130,000 Acres
-     Hollimon Prospect -- 12,200 Acres
-     Play continues on adjoining acreage
-     15 of 24 producing horizontal wells
-      9 in progress/completion

Slide 19 - Georgetown Fault Play: Repeatable Success
Same picture as on Slide 18 with indicators added for Potential locations.
-     Predominantly gas-charged, blanket formation
-     300+ drillable prospects -- 50% WI
-     Typical cost/well: $925,000 +/-
-     Targeted reserves/well: 1.0 Bcfe +/-

Slide 20 - Glen Rose:  3 Plays in One
Picture of seismic data for the Glen Rose Porosity with wells drilled for 2002 through 2004 marked.
-    200+ prospective wells in three plays. Porosity -- Reefs -- Shoals.
-   3-D/2-D seismic defined
-   Reserves targeted/well
      -    Reef/Shoal - 2.5 Bcfe
      -    Porosity - 100 to 400 MBbls
-    Drilling costs
      -  Vertical -- $500,000 to $750,000
      -  Horizontal -- $750,000 to $925,000

Slide 21 - Glen Rose Drilling Update
-      2005 Drilling Program
       -   Initial CAPEX -- $5.3 million, 14 wells
            -  7 new Porosity oil wells, including 3 re-entries
            -  6 Shoal gas wells
            -  1 Reef gas well
-     22 Overall Wells Drilled/Re-entered in 2004
       -   17 wells completed
            -  10 Shoal gas wells
            -  2 Reef gas wells
            -  2 Porosity oil wells
            -  3 Georgetown recompletions
       -   5 wells in/awaiting completion

Slide 22 - Reserve Growth and Replacement Rates Outperform Smallcap Universe
Slide contains two charts: 1) Rolling 3-Year Production Replacement, and 2) Total Proved Reserves* -- 34.1 Bcfe, 61% PDP.
Chart 1 is a bar chart showing production replacement by 3-year periods from 2000 through 2003, and an industry composite.
2000-2002 -- 261%; 2001-2003 -- 287%; and J.S. Herold 205%.
-     J.S. Herold's Smallcap Universe replacement rate was 205% during 2001-2003
-     Primarily organic growth
-     Texas reserves above 7,000 ft.
Chart 2 shows reserves in Bcfe by formation in layers, for the period from 2000 to June 2004, for:
     Georgetown - oil; Georgetown - gas; San Miguel - oil; Glen Rose - oil; Glen Rose - gas;
     Escondido - gas; Other Formations; and, Williston Basin - oil. The chart shows the significant
     growth in gas reserves in the Glen Rose and Georgetown formations and the growth in oil reserves      from the San Miguel, Georgetown and Glen Rose formations. Also indicates ending June 30, 2004      reserves at 34.1 Bcfe.
-     68% CAGR in proved reserves over the period presented
*  See appendix

Slide 23 - TXCO Outperforms Smallcap Universe
Slide contains two charts: 1) Rolling Gross Profit Return-On-Investment Ratio*, and 2) Drillbit F&D Costs*.
Chart 1 is a bar chart showing Return on Investment Ratios by 3-year periods from 2000 through 2003.
   Drillbit only: 2000-2002 -- 145%; and 2001-2003 -- 185%,
   All sources: 2000-2002 -- 121%; and 2001-2003 -- 133%.
Chart 2 is a bar chart showing Drillbit Finding & Development costs per Mcfe by 3-year periods from 2000 through 2003, an industry composite and TXCO's first half 2004 costs.
       2000-2002 -- $1.41; 2001-2003 -- $1.66; J.S. Herold -- $2.86; 1H 2004 -- $2.16
J.S. Herold's Smallcap Universe spent $2.86/Mcfe to replace reserves by drillbit during 2001-2003.
*   See appendix for definitions

Slide 24 - TXCO's Production Diverse, Growing
Slide contains two charts: 1) Average Daily Sales Volumes* and 2) 2004 Oil and Gas Sales by Play.
Chart 1 is a bar chart showing Average Daily Sales Volumes* in MMcfed by year for 2001 through    2004, as follows:   2001 -- 8.1; 2002 -- 12.0; 2003 -- 13.2; 2004 -- 13.4.
Chart 2 is a pie chart showing the relative sales in Bcfe from major plays during 2004, as follows:   Glen Rose Gas -- 1.8 Bcfe -- 37%; Glen Rose Oil -- 0.8 Bcfe -- 16%; Georgetown Gas -- 1.1 Bcfe -- 22%; San Miguel -- 0.6 Bcfe -- % not shown; Georgetown Oil, Williston, Escondido Gas, CBM Gas and Other -- Bcfe and % not shown.
-     2004 Cumulative Sales -- 4.9 Bcfe

Slide 25 - Record Cash Flows -- Low Debt
Slide contains two charts: 1) Cash Flows YTD Surpass 2003, and 2) Strong Debt/Cap Ratio*.
Chart 1 -- Bar chart showing EBITDA, EBITDAX and Cash Flows for 1998 through 2003,and Sept.    2004 in $ millions, and indicating growing liquidity.
Chart 2 -- Line chart indicating Total Capitalization by year for 1999 through 2003 and at Sept. 2004, in $    millions, and indicating percentages of Bank and Other Debt and Preferred Stock Debt.
      Bank and other debt: 2003 -- 23%., and Sept. 04 -- 11%
      Preferred stock debt: 1999-2002 -- zero; 2003 -- 21%, and 1H 04 -- 18%.
*  See TXCO's Web site for non-GAAP reconciliations.
    See appendix for definitions.

Slide 26 - TXCO Capitalization

-  $226.4 Million Enterprise Value at Dec. 31, 2004*
-  28 Million Common Shares Outstanding
-  $16 Million in Redeemable Preferred Stock
-  $17.2 Million Outstanding at December 2004 on Reserve-Based Credit Facility
-  Current Ownership
     -   Institutional -- 37%
     -   Insider -- 21%
*  See appendix for definition

Slide 27 - Why Own TXCO?
-     Dominant Player in Focus Area
-     Proven Exploration Track Record
-     Experienced Exploration Team
-     Multi-Year Project Inventory
       -   Attractive mix of low-risk development and high-upside exploratory projects
-     Multi-Pay Potential from Numerous Productive Intervals
-     Average 68% Working Interest with 54% Operational Control
-     Integrated Upstream/Midstream Assets

Slide 28 - Multi-Play, Multi-Pay In the Maverick Basin Visit us on the Web at www.txco.com

Slide 29 - Appendix
-   Acreage position -- Gross/net mineral acres held under lease or option
-   Average daily sales volumes -- Sales volumes approximate field production volumes after the impact of fuel, shrink, venting and/or downtime related to pipeline curtailment, amine/processing plant capacity, weather, compression, or routine repairs and maintenance.
-   Bcfe/MMcfe/Mcfe -- Billion cubic feet equivalent/Million cubic feet equivalent/Thousand cubic feet equivalent
-   CAGR -- Compound annual growth rate
-   Cash Flows -- Net cash provided by operating activities
-   Computer-assisted exploration (CAEX) -- The use of advanced computer technology to compile and assemble seismic and geologic data into a visualization of underground formations. This greatly increases the ability for exploration companies to pinpoint and tap hydrocarbons, while minimizing the total number of wells drilled.
-   Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity)
-   Drillbit Finding and Development Costs -- Per Mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added in the first half of 2004, prior to any revisions in engineering estimates.
-   Ebitdax and Ebitda -- See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.
-   Enterprise value -- Diluted shares (assuming exercise of all outstanding options and warrants), times share price, plus debt, plus preferred equity, less cash and equivalents.
-   Gross Profit -- Oil and gas revenues less operating expenses and G&A costs
-   Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
-   MBbls - Thousand barrels of oil
-   MMcfd -- Million cubic feet of gas per day
-   Mcf -- Thousand cubic feet of gas
-   Total Proved Reserves -- Yearend reserve estimates by Netherland, Sewell and Associates Inc. Interim reserve estimates prepared by internal reservoir engineering staff.